Enstargroup.com Mid-Year Review August 2022 Enstar Group Overview Realising Value

Property of Enstar Group – Not for Distribution 2enstargroup.com INFORMATION REGARDING FORWARD-LOOKING STATEMENTS This presentation, and oral statements made with respect to information contained in this presentation, may include certain forward-looking statements regarding our views with respect to our business, operations, loss reserves, strategy, investment portfolio, economic model, and our expected performance for future periods, as well as the insurance market and industry conditions. These statements are intended as “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Actual results may materially differ from those set forth in the forward-looking statements. You may identify forward-looking statements by the use of words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “could,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms. Forward-looking statements involve significant risks and uncertainties, including risks of changing and uncertain economic conditions, the success of implementing our business strategies, the adequacy of our loss reserves, ongoing and future regulatory developments disrupting our business, lengthy and unpredictable litigation, risks relating to our acquisitions, increasing competitive pressures, loss of key personnel, the performance of our investment portfolio and liquidity, and other factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2021 and our other reports filed from time to time with the Securities and Exchange Commission (“SEC”). Any forward-looking statement you see or hear during the presentation reflects Enstar Group Limited’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. You are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date on which they are made. The date of this presentation is listed on the cover page and Enstar does not undertake to update or keep it accurate after such date. ADDITIONAL INFORMATION The company has an effective shelf registration statement (including a prospectus) on file with the SEC. Any offering of securities will be made only by means of a prospectus supplement, which will be filed with the SEC. In the event that the company undertakes an offering, you may obtain a copy of the prospectus supplement and accompanying prospectus for the offering by visiting EDGAR on the SEC website at www.sec.gov. For more complete information about Enstar Group Limited, you should read our reports filed with the SEC. You may get these documents for free through EDGAR on the SEC website at www.sec.gov, or through our website at https://investor.enstargroup.com/sec-filings. DISCLAIMER

Property of Enstar Group – Not for Distribution 3enstargroup.com Full suite of capital release solutions designed to create shareholder value LEADING GLOBAL PROVIDER OF RUN-OFF SOLUTIONS Deliver Capital Release and Risk Management Solutions Industry founder and largest standalone provider Generate Positive Claims Outcomes Decades of consistent run-off liability earnings Growing Asset Base Using Origination Capabilities $20.9bn Investable Assets; ~4x investment leverage1 What We Do How We Do It Specialized M&A Expertise Well Established Leadership and Capabilities Investments and Capital Optimization Best in Class Claims Function 1. Investment leverage is calculated as average investable assets for the six months ended June 30, 2022, divided by opening equity as of December 31, 2021.

Property of Enstar Group – Not for Distribution 4enstargroup.com KEY HIGHLIGHTS Leading global insurance group with a proven record of consistently acquiring and sourcing run-off business during 29+ year history Well-positioned for long-term profitability across insurance cycles Competitive advantage driven by size, scale and depth of experience Highly diversified mix of innovative risk transfer solutions Consistent and disciplined approach to buying businesses Substantially differentiated claims management expertise Strong capacity and healthy pipeline for new transactions Seasoned leadership with top-tier talent secured over past several years

Property of Enstar Group – Not for Distribution 5enstargroup.com Run-off Focused Diversified Business Catalina Riverstone Marco Premia Swiss Re NICO Longevity (>20yrs in Operation) Presence in Global Run- off Markets Experience in All Types of Run-off Transactions Publicly Traded Deals Announced Since Inception 113 32 >22 4 7 N.A.1 N.A.1 Shareholders Equity ($ Billions)* 6.3 1.4 0.8 0.62 0.8 23.7 237.6 Enstar has the credentials to create value for shareholders 1. Not Available 2. Committed *Shareholders Equity as of December 31, 2021 BEST-IN-CLASS

Property of Enstar Group – Not for Distribution 6enstargroup.com FINANCIAL HIGHLIGHTS Total Cash & Investments Capital Redundancy at S&P2 Total Insurance Liabilities1 Net Loss Total Assets Total Shareholders’ Equity $22.1bn $11.4bn $284.72 1$22.1bn 2.1bn 6.8% Core Fixed Income3 1. Includes losses and loss adjustment expenses, future policyholder benefits, defendant A&E liabilities. 2. Source: Standard & Poor’s full analysis on Enstar Group Ltd. dated 07/30/2021. 3. The average credit ratings calculation includes cash and cash equivalents, short-term investments, fixed maturity securities and the fixed maturity securities within our funds held - directly managed portfolios. $(775)m $15.6bn 3 3 2.03% $4.9bn ‘AAA’ ‘A+’ YTD 2022 Growth in Book Value Per Share since 2018 Growth in Book Value Per Share since 2016 10.1% 13.5%

Property of Enstar Group – Not for Distribution 7enstargroup.com CONSISTENT ECONOMIC MODEL Redeploy Capital Enstar Run-off Business Model Leverage our industry relations and position to source new business opportunities Acquire New Business Redeploy Capital Apply our claims management strategies to generate run-off liability earnings and manage investments to obtain attractive risk adjusted returns Manage Liabilities and Investments Business model provides strong source of book value growth and internal financing Reduce capital requirements as claims are settled; any excess may be redeployed in the business

Property of Enstar Group – Not for Distribution 8enstargroup.com RETURN ON EQUITY COMPONENTS Generating attractive returns 1. TIR and RLE leverage factors are calculated as average investable assets and average net loss reserves, respectively, for the six months ended June 30, 2022, divided by opening equity as of December 31, 2021. TOTAL INVESTMENT RETURN (“TIR”) Leverage Factor1: 3.7x RUN-OFF LIABILITY EARNINGS (“RLE”) Leverage Factor1: 2.1x EXPENSES & OTHER Return On Equity

enstargroup.com A GROWING BALANCE SHEET Investable Assets ($bn) Net Loss Reserves ($bn) $5.4 $7.3 $7.7 $8.5 $11.6 2017 2018 2019 2020 2021 $10.1 $12.5 $14.1 $17.3 $21.7 2017 2018 2019 2020 2021 A platform for delivering balanced and sustainable growth through investable assets and reserves

EXPERTS IN RUN-OFF MANAGEMENT

Utilize effective claims management & commutation capabilities and strategies to settle liabilities at lower cost than reserved value

- Global claims team of ~275 professionals
- Specialized by claims type e.g. workers' comp, asbestos, etc.
- Utilize multiple solutions to handle claims expeditiously and settle at lowest cost
  - Litigation / compromise settlements
  - Policy buybacks from direct insureds
  - Commutation of reinsurance contracts avoid reserve issues
- Detailed policy-by-policy analysis to ensure each claim is uniquely handled
- Successful claims execution drives RLE

$13.2bn Run-off Segment Gross Loss Reserve Composition[1]



- General Casualty (33%)
- Workers' compensation/personal accident (21%)
- Asbestos (14%)
- Professional indemnity/Directors and Officers (10%)
- Other (6%)
- Marine, aviation, and transit (4%)
- Motor (4%)
- Property (4%)
- Environmental (3%)
- Construction defect (1%)

[1] Excludes unallocated loss and loss adjustment expenses ("ULAE") of $508 million as of June 30, 2022.

ENSTAR

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Property of Enstar Group – Not for Distribution 11enstargroup.com ROBUST TRANSACTION PIPELINE Each opportunity diligently analyzed to drive value for shareholders Data from January 2020 – June 30, 2022 1. Excludes Enhanzed Re. 161opportunities reviewed $52.8bn of reserves 13 1 deals completed $7.3bn1 of reserves

Property of Enstar Group – Not for Distribution 12enstargroup.com LARGE AND GROWING RUN-OFF MARKET P&C Rates Continue to Strengthen for Primary Insurers Major Loss Events Including Recent CATs and COVID-19 Increased Consolidation Business Transfer Legislation Solvency II & Capital Efficiency Reserve Releases Declining North America $402bn UK & Continental Europe $302bn Rest of World $160bn Key Market Drivers $864bn opportunity, propelled by favorable global tailwinds Source: PwC Global Insurance Run-off Survey 2021.

Property of Enstar Group – Not for Distribution 13enstargroup.com Significant Liquidity to Support Growth • $1.1bn of cash and cash equivalents • $600m of unused revolving credit facility capacity Well-Capitalized with Moderate Leverage • 28.9% financial leverage; within 25% - 30% target • FY21 Solvency ratio of 179%, has increased as of 06/30/22 • Over 5-years, BSCR (solvency) year end range 170% - 204%; above Bermuda BSCR minimum targets Ratings1 • BBB with positive outlook by S&P (ICR) and BBB+ with stable outlook by Fitch (IDR) Capacity • Closed Aspen LPT in May 2022 assuming incremental $1.9bn of net loss reserves • Announced $746m2 LPT in August 2022 with Argo; expected to close by Q4 • Significant capacity remains for additional M&A CAPACITY FOR GROWTH Well-funded as of 30 June 22 1. Credit ratings are provided by third parties, Standard and Poor’s and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies’ websites and other publications. 2. Enstar’s subsidiary will provide ground up cover of $746 million. Argo will retain a loss corridor of $75 million up to $821 million with Enstar’s subsidiary then providing an additional $275 million of cover above the loss corridor up to a policy limit of $1.1 billion.

Property of Enstar Group – Not for Distribution 14enstargroup.com HISTORY OF ENHANCING BOOK VALUE 29+ year history operating in run-off space 113 total acquisitive transactions completed to date 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 CUMULATIVE BOOK VALUE SINCE 2010 8% NASDAQ Insurance Annualized Growth 7% S&P 500 Insurance Annualized Growth 14% ESGR Annualized Growth in Book Value Targeting long- term ROE low to mid double digits

MANAGEMENT WELL-ALIGNED WITH SHAREHOLDERS



Dominic Silvester
CEO & Co-founder

Years at Enstar: 29
Industry Experience: 40+ years

Age: 62



Paul O'Shea
President, Co-founder

Years at Enstar: 27
Industry Experience: 35+ years

Age: 64



Orla Gregory
Chief Financial Officer

Years at Enstar: 18
Industry Experience: 25+ years

Age: 48



Paul Brockman
Chief Claims Officer

Years at Enstar: 9
Industry Experience: 25+ years

Age: 50



Nazar Alobaidat
Chief Investment Officer

Years at Enstar: 6
Industry Experience: 20+ years

Age: 44



Audrey Taranto
General Counsel

Years at Enstar: 10
Industry Experience: 10+ years

Age: 42



Matthew Kirk
Group Treasurer

Years at Enstar: 2
Industry Experience: 25+ years

Age: 48



Michael Murphy
Chief Accounting Officer & Deputy CFO

Years at Enstar: 1
Industry Experience: 30+ years

Age: 55



David Ni
Chief Strategy Officer

Years at Enstar: 2
Industry Experience: 15+ years

Age: 38



Seema Thaper
Group Chief Risk Officer

Years at Enstar: 3
Industry Experience: 15+ years

Age: 42



Laurence Plumb
Chief of Business Operations

Years at Enstar: 2
Industry Experience: 15+ years

Age: 38

Average Industry Experience: 25 years

Collective Industry Experience: 270+ years

ENSTAR

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Property of Enstar Group – Not for Distribution 16enstargroup.com KEY HIGHLIGHTS Leading global insurance group with a proven record of consistently acquiring and sourcing run-off business during 29+ year history Well-positioned for long-term profitability across insurance cycles Competitive advantage driven by size, scale and depth of experience Highly diversified mix of innovative risk transfer solutions Consistent and disciplined approach to buying businesses Substantially differentiated claims management expertise Strong capacity and healthy pipeline for new transactions Seasoned leadership with top-tier talent secured over past several years

APPENDIX Property of Enstar Group – Not for Distribution 17enstargroup.com

enstargroup.com Property of Enstar Group – Not for Distribution 18 $ millions Six Months Ended June 30, 2022 Six Months Ended June 30, 2021 Net premiums earned $ 48 $ 152 Net investment income and net realized and unrealized (losses) gains (861) 523 Other income 37 16 Net gain on sales of subsidiaries — 15 Net incurred losses and LAE 196 16 Policyholder benefit expenses (18) — Acquisition costs (20) (39) Interest expense (48) (33) General and administrative expenses and net foreign exchange gains (158) (169) Income tax benefit (expense) 4 (3) Earnings from equity method investments 32 115 Net (loss) earnings (788) 593 Net loss (earnings) attributable to non-controlling interest 31 (14) Dividends on preferred shares (18) (18) Net (loss) earnings attributable to Enstar ordinary shareholders $ (775) $561 FINANCIAL DATA Summary Income Statement

enstargroup.com Property of Enstar Group – Not for Distribution 19 FINANCIAL DATA Summary Balance Sheet $ millions June 30, 2022 December 31, 2021 Assets Investable assets $20,869 $21,708 Reinsurance balances recoverable 1,275 1,517 Deferred charge assets 286 371 Other 839 833 Total Assets 23,269 24,429 Liabilities Losses and loss adjustment expenses 13,641 13,258 Future policyholder benefits 1,363 1,502 Defendant asbestos and environmental liabilities 620 638 Debt obligations 1,905 1,691 Other 680 835 Total Liabilities 18,209 17,924 Redeemable noncontrolling interests (“RNCI”) 174 179 Shareholders' Equity Ordinary shareholders’ equity 4,183 5,586 Series D & E preferred shares 510 510 Non-controlling interests 193 230 Total Shareholders’ Equity 4,886 6,326 Total Liabilities, RNCI & Shareholders’ Equity $23,269 $24,429